EXHIBIT 99.2
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ETHAN ALLEN INTERIORS INC.
GAAP RECONCILIATION
THREE AND TWELVE MONTHS ENDED JUNE 30, 2003 AND 2002
(in thousands, except per share amounts)
                                                            THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                 JUNE 30,                          JUNE 30,
                                                             2003        2002                  2003       2002
                                                          ----------------------            --------------------
NET INCOME / EARNINGS PER SHARE
-------------------------------

Net income                                                 $ 20,541    $ 21,361             $ 75,381    $ 82,256
Add: restructuring and impairment charge, net of
  related tax effect                                             --       3,187                8,225       3,187
                                                           --------    --------             --------    --------
Net income (excluding restructuring and impairment
  charge)                                                  $ 20,541    $ 24,548             $ 83,606    $ 85,443
                                                           ========    ========             ========    ========
Earnings per basic share                                     $ 0.55      $ 0.55               $ 2.00      $ 2.12
                                                             ======      ======               ======      ======
Earnings per basic share (excluding restructuring
  and impairment charge)                                     $ 0.55      $ 0.63               $ 2.22      $ 2.20
                                                             ======      ======               ======      ======
Basic weighted average shares outstanding                    37,117      38,674               37,607      38,828


Earnings per diluted share                                   $ 0.54      $ 0.54               $ 1.95      $ 2.06
                                                             ======      ======               ======      ======
Earnings per diluted share (excluding restructuring
  and impairment charge)                                     $ 0.54      $ 0.62               $ 2.17      $ 2.14
                                                             ======      ======               ======      ======
Diluted weighted average shares outstanding                  38,033      39,816               38,569      39,942


CONSOLIDATED OPERATING INCOME / OPERATING MARGIN
------------------------------------------------

Operating income                                           $ 32,707    $ 34,157             $120,583    $129,900
Add: restructuring and impairment charge                         --       5,123               13,223       5,123
                                                           --------    --------             --------    --------
Operating income (excluding restructuring and
  impairment charge)                                       $ 32,707    $ 39,280             $133,806    $135,023
                                                           ========    ========             ========    ========
Net sales                                                  $236,448    $234,789             $907,264    $892,288
                                                           ========    ========             ========    ========
Operating margin                                              13.8%       14.5%                13.3%       14.6%
                                                              =====       =====                =====       =====
Operating margin (excluding restructuring and
  impairment charge)                                          13.8%       16.7%                14.7%       15.1%
                                                              =====       =====                =====       =====


WHOLESALE OPERATING INCOME / OPERATING MARGIN
---------------------------------------------

Wholesale operating income                                 $ 31,443    $ 30,046             $109,281    $110,078
Add: restructuring and impairment charge                         --       5,123               13,223       5,123
                                                           --------    --------             --------    --------
Wholesale operating income (excluding restructuring
  and impairment charge)                                   $ 31,443    $ 35,169             $122,504    $115,201
                                                           ========    ========             ========    ========

Wholesale net sales                                        $170,888    $175,339             $660,986    $660,818
                                                           ========    ========             ========    ========

Wholesale operating margin                                    18.4%       17.1%                16.5%       16.7%
                                                              =====       =====                =====       =====
Wholesale operating margin (excluding restructuring
  and impairment charge)                                      18.4%       20.1%                18.5%       17.4%
                                                              =====       =====                =====       =====


EBITDA
------

Net income                                                 $ 20,541    $ 21,361             $ 75,381    $ 82,256
Add: interest expense                                           102         144                  504         500
Add: income tax expense                                      12,483      12,981               45,811      49,988
Add: depreciation and amortization                            5,435       5,043               21,296      19,314
                                                           --------    --------             --------    --------
EBITDA                                                     $ 38,561    $ 39,529             $142,992    $152,058
                                                           ========    ========             ========    ========
Net sales                                                  $236,448    $234,789             $907,264    $892,288
                                                           ========    ========             ========    ========
EBITDA as % of net sales                                      16.3%       16.8%                15.8%       17.0%
                                                              =====       =====                =====       =====

EBITDA                                                     $ 38,561    $ 39,529             $142,992    $152,058
Add: restructuring and impairment charge                         --       5,123               13,223       5,123
                                                           --------    --------             --------    --------
EBITDA (excluding restructuring and impairment charge)     $ 38,561    $ 44,652             $156,215    $157,181
                                                           ========    ========             ========    ========
Net sales                                                  $236,448    $234,789             $907,264    $892,288
                                                           ========    ========             ========    ========
EBITDA as % of net sales                                      16.3%       19.0%                17.2%       17.6%
                                                              =====       =====                =====       =====
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